Exhibit 23.2  -  Consent of Experts


                       CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form SB-2 of our report dated February 22, 2002, relating to the financial statements of Muller Media, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.





                                MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                Certified Public Accountants

New York, New York
April 15, 2002